UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 23, 2024

CLEARSIGN TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-35521	26-2056298
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8023 E. 63rd Place, Suite 101

Tulsa, Oklahoma 74133

(Address of Principal Executive Offices)(Zip Code)

(918) 236-6461

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CLIR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

To the extent required, the information set forth below in Item 7.01 of this Current Report on Form 8-K is incorporated herein by reference in its entirety.

Item 7.01	Regulation FD Disclosure.

On April 23, 2024, ClearSign Technologies Corporation (the “Company”) issued a press release announcing the results of operations for the year and quarter ended December 31, 2023 (the “Financial Results”). The press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in its entirety into this Item 7.01.

Also on April 23, 2024, the Company held a conference call discussing the Financial Results and other business related information. A transcript of this conference call is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference in its entirety into this Item 7.01.

The information furnished with this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

As previously disclosed, on November 24, 2023, the Company was notified by the Nasdaq Stock Market LLC (“Nasdaq”) that it was not in compliance with Nasdaq Listing Rules 5605(b)(1) and 5605(c)(2)(A) because the Company’s Board of Directors (the “Board”), at the time of such notification, did not have a majority of directors who would be considered “independent directors,” as that term is defined in Nasdaq Listing Rule 5605(a)(2), and the Board’s Audit & Risk Committee (the “Audit Committee”) consisted of only two independent directors as a result of the resignation of Gary DiElsi from the Board. The Company was initially given a cure period in order to regain compliance (i) until the earlier of the Company’s next annual stockholders’ meeting or November 11, 2024 , or (ii) if the next annual stockholders’ meeting was to be held before May 7, 2024, then the Company would need to evidence compliance by no later than May 7, 2024.

On April 25, 2024, the Company received a letter from Nasdaq informing the Company that it had regained compliance with the Board and Audit Committee composition requirements as set forth in Nasdaq Listing Rules 5605(b)(1) and 5605(c)(2)(A), respectively.

To regain compliance, the Company was required to identify and select a member for the Board who qualified as “independent” and would meet the Audit Committee criteria set forth in Nasdaq Listing Rule 5605. This requirement was met on April 23, 2024, when David Maley was appointed as a member of the Board and Audit Committee, which appointment was disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on April 24, 2024.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1**	Press Release, dated April 23, 2024.
99.2**	Transcript of Conference Call held on April 23, 2024.
104*	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Filed herewith.

** Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 25, 2024

CLEARSIGN TECHNOLOGIES CORPORATION

By:	/s/ Colin James Deller
Name:	Colin James Deller
Title:	Chief Executive Officer